
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Year End FY2013
Earnings Conference Call
June 12, 2013
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2013.

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2014 Insights**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- FY 2013 Operating Income Plus Depreciation and Amortization of $28.3M; Down $2.9M or 9.3%
  - Operating incidents on two vessels
  - Nominal contribution from two vessels acquired in Q3 2012
  - Higher winter work costs on two newly acquired vessels
- 2013 Action Items
  - Completing rebuild and expansion of engineering team
  - Implementing and reinforcing best practice operating protocols
  - Designing incentive program to minimize operating incidents
- Reduced Compensation for Senior Executive Team
- On a Positive Note
  - Aggregate operating results of 12 of 16 vessels exceeded operating budget
  - Vessel margin per day of $10,697 is second highest in Company history
  - Renewed existing major contracts and gained additional market share
  - Marine freight revenue and tonnage up 9.5% and 6.5%, respectively
  - 2013 sailing season operating performance to date indicates action items are succeeding
- New VP of Planning and Analysis
- New Positive Corporate Governance Changes

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels U.S. Flagged	Primary Participants/# of Vessels Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/7 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2[2]

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Fiscal 2013 Vessel Performance

- Vessel margin per day decreased 5.3% to $10,697
  - Operating incidents on two vessels resulted in 123 lost sailing days and reduced vessel margin by $4.0M, or $665 per day
  - Nominal contribution from two vessels acquired in Q3 2012
  - Vessel margin would have been $12,333 per day excluding four vessels – highest in company history
  - Vessel margin could approach $12,000 per day in FY 2014 after deducting lease and insurance costs of the vessel we have elected not to sail
- Total sailing days increased by 201 days, or 5.4% to 3,922 from 3,721
  - Our vessels sailed an average of approximately 245 sailing days compared to 266 sailing days in FY 2012
  - Excluding the vessel that was introduced into service late, our fleet would have sailed for an average of 255 sailing days
  - We believe our vessels should on average achieve approximately 274 sailing days, assuming no major repairs or incidents and 5-year special surveys performed during the winter lay-up period
- Total tonnage carried increased by 6.5% despite overall demand for many commodities we transport being below trailing five-year averages and inconsistent customer order patterns

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
FY2013 vs. FY2012

Sailing Days



4,200
4,000
3,800
3,600
3,400
3,721
3,922
5.4%
YTD FY2012
YTD FY2013

Marine Freight Revenue per Day



32,000
30,000
28,000
26,000
28,922
30,035
3.8%
YTD FY2012
YTD FY2013

Our vessel utilization was 93% of the theoretical maximum of 4,217 days for FY2013.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

FY2012



Slag 1.7%
Pet Coke 0.8%
Coke 0.7%
Oxide 0.4%
Salt 12.9%
Grain 10.4%
Aggregates 44.9%
Ore 14.5%
Coal 13.7%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

FY2013



Slag 1.4%
Pet Coke 0.6%
Coke 0.5%
Oxide 0.4%
Salt 8.0%
Grain 9.8%
Aggregates 50.4%
Ore 15.3%
Coal 13.6%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – December YTD
(net tons in thousands)


Iron Ore
65,000
61,000
57,000
53,000
49,000
45,000
61,355
53,940
14.2%
61,599
2011
YTD 5-Yr Average
2012


Limestone
30,000
29,000
28,000
27,000
26,000
25,000
28,154
29,181
-7.0%
27,145
2011
YTD 5-Yr Average
2012


Coal
40,000
30,000
20,000
10,000
0
27,616
33,720
-24.8%
25,348
2011
YTD 5-Yr Average
2012


Salt **
2,000
1,500
1,000
500
0
1,452
1,314
-22.4%
1,020
2011
YTD 5-Yr Average
2012

Rand total tonnage for FY2013 increased by 6.5% year-over-year, excluding outside voyage charter.

•Data from Lake Carriers Association
**U.S. Flag Data Only

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- 2013 Sailing Season Action Items and Benefits
  - Completed our rebuild and expansion of engineering department in 2012
  - Implemented and reinforced best practices and protocols to improve fleet performance
    - Upgraded shipboard personnel
    - Enhanced maintenance audit procedures
  - Introduced new incentive structure directly tied to reducing vehicle downtime caused by operating incidents
  - First sailing season in the last three that we are not integrating a new vessel into our fleet or completing a major capital project
- Initial 2013 performance is promising
  - No lost sailing days due to incidents for period ending May 31, 2013 compared to 49 lost days in comparable period last year
  - Vessel operating delays due to mechanical issues declined 49%, or 1.3 days
    - Decrease in vessel operating delays due to incidents has been offset by higher than anticipated weather and traffic delays year to date
- Capital expenditures and 5-year special survey expenses, excluding the two recently acquired vessels was $12.5M
  - In fiscal 2014 and 2015 5-year special survey expenses will decline significantly with only three such 5-year surveys over the next two winter seasons

RAND LOGISTICS, INC.

Summary Historical Financial Results




Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013

	FY2007	FY2008	FY2009	FY2010	FY2011	FY2012	FY2013
Sailing Days	2,714	2,883	3,148	3,143	3,338	3,721	3,922
# of Vessels	11	13	12	12	12	14	16

* **Vessel Operating Exp** is net of fuel surcharge revenue

** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	FY2013	FY2012
Sailing Days	3,922	3,721
Freight Revenue/Sailing Day	$30,035	$ 28,922
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$17,209	$ 15,692
Repairs and Maintenance Expenses/Sailing Day	$ 2,129	$ 1,929
G&A (in millions)	$13.5	$11.0
Average F/X Rate	$0.999 USD per CAD	$1.008 USD per CAD

RAND
LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
FY2013 vs. FY2012
(U.S. Dollars 000's)



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$31,195
$5,456
($4,004)
($2,517)
($1,253)
($595)
$28,282
FY2012 Actual
Vessel Fleet Increase Impact & Other Items
Mechanical Incidents
Admin.
Layup/Fitout & Winter Work
Currency Translation
FY2013 Actual
FY2012 Actual
Vessel Fleet Increase Impact & Other Items
Mechanical Incidents
Admin.
Layup/Fitout & Winter Work
Currency Translation
FY2013 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.



Fiscal Year 2014 Insights
Ed Levy



- Total tonnage hauled to increase by up to 11%
- Mix of commodities hauled to be skewed towards aggregates and away from iron ore
- 3,986 sailing days (net of one vessel that will not operate in 2013 sailing season)
- Lost days from incidents should returns to historic levels
- Deterioration in Q1 2014 water levels compared to prior year
- Vessel margin per day approaching $12,000
- G&A of $12.5M, a 7.2% decrease
- Interest expense of $9.5M
- Capital expenditures of $14.2M (two 5-year special surveys)

RAND LOGISTICS, INC.